BRUNDAGE,
STORY AND ROSE
INVESTMENT


Annual Report
November 30, 1996


Short/Intermediate Term
Fixed-Income Fund

Equity Fund

Brundage, Story & Rose
Investment Counsel Since 1932

BRUNDAGE,
STORY AND ROSE
INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000

BOARD OF TRUSTEES
Francis S. Branin, Jr.
Malcolm D. Clarke, Jr.
Cheryl L.Grandfield
Antoinette Geyelin Hoar
Jerome B. Lieber
William M.R. Mapel
James G. Pepper
Crosby R. Smith
Charles G. Watson

INVESTMENT ADVISER
Brundage, Story and Rose, LLC
One Broadway
New York, New York 10004

UNDERWRITER
Midwest Group Financial
   Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202

TRANSFER AGENT
MGF Service Corp.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICES
Nationwide: (Toll Free) 800-320-2212
Cincinnati: 629-2070

LETTER TO SHAREHOLDERS                                        January 17, 1997

ECONOMIC AND FINANCIAL MARKETS OUTLOOK

ECONOMIC REVIEW

Looking back at 1996, we are struck by the irony of having had a good sense of the direction of the economy, interest rates, inflation and corporate profits, but being too conservative regarding our cautious optimism toward the equity markets. Specifically, our forecast at the beginning of last year was for economic growth close to its long-term sustainable rate of +2 1/2% and a resulting improvement in corporate profits, but with upward pressure on interest rates and inflation.

While hardly in an even fashion, growth for the full year looks to have come in within the 2-3% range, the rate of inflation did accelerate to 3.3%, and interest rates ended the year higher than where they began. On the other hand, the equity market, driven by strong investor demand, was only briefly troubled by higher rates and inflation; it delivered a second strong year, one of well-above-average returns.

Our outlook for the economy in 1997 is straightforward: we think growth for the year will again be in the 2-3% range, and that corporate profits will improve but at a more moderate rate. We also see inflation continuing the pattern of gradual acceleration in place since 1995, and we expect interest rates to face upward pressure in the first half of the year, but likely end the year at levels similar to those prevailing currently.

This forecast would result in an environment generally conducive to equity investors and neutral to fixed income investors. In fact, it is very close to the consensus view that has been nicknamed by a number of Wall Street pundits as the "Goldilocks scenario" -- not too hot, not too cold, but just right for the financial investor. Where our forecast differs from the consensus is that we believe the progress to these "just right" results will be uneven and fraught with volatility. In fact, we find it ironic that the much embraced "Goldilocks" analogy ignores that in the story the poor girl awoke from her complacent rest to confront a family of snarling, hungry bears.

CURRENT MARKET OUTLOOK

As was the case last year, understanding what events in 1997 have the potential to upset consensus expectations will be just as important as predicting what will actually happen in the economy. One potential negative could be higher-than-expected inflation. Thus far, increasing energy costs have only modestly permeated the broader price levels in our economy. As the full effect of much higher energy prices begins to be felt, the market's focus is likely at least temporarily to shift from the "core" inflation rate, excluding food and energy, to the actual impact that energy prices are having on the total inflation picture. Beyond this one economic uncertainty, our concerns focus upon the overall equity market itself. Valuations are at very high, if not unprecedented, levels as measured by most traditional statistical benchmarks, and investor enthusiasm is becoming tinged with a speculative bias.

Our nervousness regarding the short-term outlook for the equity market is further increased by the fact that the Federal Reserve Board, as witnessed by a speech that Chairman Alan Greenspan made in early December describing the "irrational exuberance" of the markets, is fearful that further financial asset inflation could eventually have negative repercussions for the real economy.

If higher inflation, concerns about valuation and a pro-active Federal Reserve Board occur simultaneously, it could be temporarily destabilizing to the stock market and lead to the first period since 1994 when equity prices pause or retrench in their relentless march upward. In many ways, while uncomfortable for the equity investor in the short term, a small deflation in expectations and a challenge to investors' complacency are pre-conditions to the long-term health of the stock market.

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND

Interest rates on very short maturity money market issues fell during the fiscal year ended November 30, 1996, but interest levels for longer maturity notes and bonds drifted up about one quarter of a percentage point during the year. As interest rates rise, bond prices decline. This environment produced price declines for bonds with 3 and 5 year maturities of approximately 0.6% and 1.7%, respectively. The total return (price change plus interest income) of three year Treasury bonds for the fiscal year was 5.3%, while the longer five year Treasury issues produced a lower 4.5%.

Your Fund's total return during the fiscal year was 5.65%. Comparison of this return with the results for 3 and 5 year Treasury issues is appropriate, given the Fund's average maturity of four years and its focus on 3 to 5 year issues. The Fund's superior return resulted principally from its investment in corporate bonds and mortgage-backed securities. Corporate bonds in the 3 to 5 year sector produced returns of 6.8% during the year while mortgage-backed securities experienced even better results of 7.5%. Approximately 70% of your Fund was invested in these two sectors through individual issues selected by our portfolio managers.

The 30-day yield on the Fund at fiscal year-end was 5.80%. This compares favorably to money market alternatives such as the 3 month Treasury Bill at 5.12% and to 3 year Treasury issues at 5.68%.

EQUITY FUND

In the Equity Fund, the year ended December 31, 1996 was another period of extraordinary returns. Specifically, during the calendar year, your Fund was up 19.28% after rising more than 27% in 1995. The S&P 500 Index returned 22.96% during 1996, while the average for Lipper General Equity Funds was 19.47%. For the fiscal year ended November 30, 1996, your Fund's total return was 21.27%, versus 27.86% for the S&P 500 Index. Given our focus on out-of-favor mid-sized companies and an ongoing effort to provide a measure of defensiveness in the Fund against a more uncertain environment, we are pleased to have performed comparably with the median results of other equity mutual funds during 1996.

Looking back, performance was aided during the year by a continued overweighting in technology and related issues as well as by an overweighting in capital goods companies and, late in the year, by an increase in our exposure to telecommunications companies. In addition, results in the Fund were favorably impacted by a number of acquisitions of companies held in the Fund including Loctite and PanEnergy amongst others.

Looking forward, our growing caution toward the markets and our expectation for only modest growth has led us to look for investments in traditionally defensive areas, while we still find some of the fast growing, technology-oriented companies to have compelling long-term valuations. We are also finding that high-quality, mid-sized companies, which have again significantly lagged their larger capitalization brethren, are more attractive on both an absolute and relative basis.

SUMMARY

Given the uncertainties in the market outlook and high levels of valuation, we feel that somewhat reduced common stock expectations for 1997 are warranted. At the same time, the shorter end of the bond market looks fairly valued. We feel that both Funds are very well structured to generate good relative returns during 1997, and we continue to find attractive opportunities in both the bond and stock markets.

Sincerely yours,

/s/ Malcolm D. Clarke, Jr.
Malcolm D. Clarke, Jr.
President



A REPRESENTATION OF THE GRAPHIC MATERIAL CONTAINED IN THE BRUNDAGE, STORY
AND ROSE INVESTMENT TRUST NOVEMBER 30, 1996 ANNUAL REPORT IS SET FORTH BELOW:

Comparison of the Change in Value of a $10,000 Investment in the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Merrill Lynch
3-Year Treasury Index

MERRILL LYNCH 3-YEAR TREASURY INDEX:                          BSR SHORT/INTERMEDIATE TERM FIXED-INCOME FUND:

                        QTRLY                                                     QTRLY
       DATE             RETURN          BALANCE                 DATE              RETURN            BALANCE


      01/01/91                           10,000                01/01/91                             10,000
      03/31/91           2.00%           10,200                03/31/91            1.58%            10,158
      06/30/91           1.80%           10,384                06/30/91            1.96%            10,357
      09/30/91           4.44%           10,845                09/30/91            4.89%            10,864
      12/31/91           4.69%           11,353                12/31/91            4.21%            11,322
      03/31/92          -1.15%           11,223                03/31/92           -0.72%            11,240
      06/30/92           3.84%           11,654                06/30/92            3.96%            11,685
      09/30/92           4.37%           12,163                09/30/92            3.81%            12,130
      12/31/92          -0.48%           12,105                12/31/92           -0.63%            12,054
      03/31/93           3.12%           12,482                03/31/93            3.60%            12,488
      06/30/93           1.45%           12,663                06/30/93            2.07%            12,747
      09/30/93           1.69%           12,878                09/30/93            2.04%            13,007
      12/31/93           0.42%           12,931                12/31/93            0.43%            13,063
      03/31/94          -1.57%           12,728                03/31/94           -1.64%            12,848
      06/30/94          -0.53%           12,661                06/30/94           -0.76%            12,751
      09/30/94           0.78%           12,759                09/30/94            0.60%            12,828
      12/31/94          -0.19%           12,734                12/31/94           -0.48%            12,766
      03/31/95           4.22%           13,271                03/31/95            4.70%            13,366
      06/30/95           4.27%           13,837                06/30/95            5.01%            14,036
      09/30/95           1.55%           14,051                09/30/95            1.62%            14,263
      12/31/95           3.17%           14,496                12/31/95            3.41%            14,749
      03/31/96          -0.51%           14,423                03/31/96           -0.69%            14,647
      06/30/96           0.57%           14,505                06/30/96            0.59%            14,734
      09/30/96           1.64%           14,743                09/30/96            1.80%            14,999
      11/30/96           2.53%           15,116                11/30/96            2.91%            15,435

Past performance is not predictive of future performance.

Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund
Average Annual Total Returns


1 Year        5 Year      Since Inception*

5.65%         6.84%       7.62%

* The public offering of shares commenced on January 2, 1991.


Comparison of the Change in Value of a $10,000 Investment in the Brundage, Story and Rose Equity Fund and the Standard & Poor's 500 Index

STANDARD & POOR'S 500 INDEX:                                  BSR EQUITY FUND:

                         QTRLY                                                    QTRLY
       DATE              RETURN           BALANCE               DATE              RETURN            BALANCE


     01/01/91                             10,000               01/01/91                             10,000
     03/31/91            14.53%           11,453               03/31/91           11.00%            11,100
     06/30/91            -0.23%           11,427               06/30/91           -3.28%            10,736
     09/30/91             5.35%           12,038               09/30/91            5.07%            11,280
     12/31/91             8.38%           13,047               12/31/91            8.80%            12,273
     03/31/92            -2.53%           12,717               03/31/92           -3.12%            11,890
     06/30/92             1.90%           12,958               06/30/92           -0.74%            11,802
     09/30/92             3.15%           13,367               09/30/92            4.82%            12,371
     12/31/92             5.03%           14,039               12/31/92            1.69%            12,579
     03/31/93             4.36%           14,651               03/31/93            2.35%            12,875
     06/30/93             0.48%           14,721               06/30/93            0.25%            12,907
     09/30/93             2.58%           15,101               09/30/93            3.70%            13,385
     12/31/93             2.32%           15,452               12/31/93            3.63%            13,870
     03/31/94            -3.79%           14,866               03/31/94           -5.21%            13,148
     06/30/94             0.42%           14,928               06/30/94            0.06%            13,156
     09/30/94             4.88%           15,657               09/30/94            7.20%            14,103
     12/31/94            -0.02%           15,654               12/31/94           -2.18%            13,795
     03/31/95             9.74%           17,178               03/31/95            7.22%            14,791
     06/30/95             9.55%           18,818               06/30/95            5.08%            15,543
     09/30/95             7.95%           20,314               09/30/95            8.57%            16,875
     12/31/95             6.02%           21,537               12/31/95            4.01%            17,551
     03/31/96             5.37%           22,693               03/31/96            2.08%            17,916
     06/30/96             4.49%           23,711               06/30/96            5.60%            18,920
     09/30/96             3.09%           24,444               09/30/96            1.42%            19,188
     11/30/96            10.53%           27,017               11/30/96            9.22%            20,957

Past performance is not predictive of future performance.

Brundage, Story and Rose Equity Fund
Average Annual Total Returns


1 Year     5 Years     Since Inception*

21.27%     13.62%      13.33%

* The public offering of shares commenced on January 2, 1991.


BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1996

                                                                                 SHORT/
                                                                              INTERMEDIATE
                                                                                  TERM
                                                                              FIXED-INCOME         EQUITY
                                                                                  FUND              FUND


ASSETS
Investments in securities:
   At amortized cost (original cost $32,014,305 and
   $19,040,386, respectively)                                               $   32,033,453      $ 19,040,386
                                                                             ==============   ===============
   At market value (Note 2)..............................................    $  32,471,011     $  26,539,685
Investments in repurchase agreements (Note 2)............................          642,000           931,000
Cash ....................................................................              128               696
Receivable for capital shares sold.......................................            4,857            14,983
Interest and principal paydowns receivable...............................          333,813               259
Dividends receivable.....................................................               --            32,992
Receivable for securities sold...........................................               --           112,737
Other assets.............................................................            1,276             1,109
                                                                             --------------   ---------------
   TOTAL ASSETS..........................................................       33,453,085        27,633,461
                                                                             --------------   ---------------

LIABILITIES
Payable for capital shares redeemed......................................           26,602            53,169
Dividends payable........................................................           24,217                --
Payable to affiliates (Note 4)...........................................           10,564            22,609
Other accrued expenses and liabilities...................................           15,151            17,561
                                                                             --------------   ---------------

   TOTAL LIABILITIES.....................................................           76,534            93,339
                                                                             --------------   ---------------

NET ASSETS ..............................................................    $  33,376,551     $  27,540,122
                                                                             ==============   ===============

Net assets consist of:
Capital shares...........................................................    $  33,288,209     $  17,729,308
Accumulated net realized gains (losses) from security transactions.......         (349,216)        2,298,821
Undistributed net investment income......................................               --            12,694
Net unrealized appreciation on investments...............................          437,558         7,499,299
                                                                             --------------   ---------------
Net assets ..............................................................    $  33,376,551     $  27,540,122
                                                                             ==============   ===============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) (Note 5)....................................        3,122,514         1,602,870
                                                                             ==============   ===============

Net asset value, offering and redemption price per share (Note 2)........    $       10.69     $       17.18
                                                                             ==============   ===============

See accompanying notes to financial statements.


BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1996

                                                                                 SHORT/
                                                                              INTERMEDIATE
                                                                                  TERM
                                                                              FIXED-INCOME         EQUITY
                                                                                  FUND              FUND


INVESTMENT INCOME
   Interest..............................................................    $   2,138,069     $      38,490
   Dividends.............................................................               --           395,852
                                                                             --------------   ---------------
     TOTAL INVESTMENT INCOME.............................................        2,138,069           434,342
                                                                             --------------   ---------------

EXPENSES
   Investment advisory fees (Note 4).....................................          162,321           164,902
   Administrative services fees (Note 4).................................           65,281            50,766
   Accounting services fees (Note 4).....................................           36,700            33,100
   Professional fees.....................................................           19,147            19,147
   Trustees' fees and expenses...........................................           14,832            14,832
   Transfer agent and shareholder service fees (Note 4)..................           14,250            14,250
   Registration fees.....................................................           10,281            11,385
   Insurance expense.....................................................            9,834             7,180
   Reports to shareholders...............................................            4,091             4,313
   Custodian fees........................................................            3,918             4,028
   Pricing expense.......................................................            6,364             1,293
   Postage and supplies..................................................            5,442             1,613
   Distribution expenses (Note 4)........................................            1,702             1,297
   Other expenses........................................................            3,153               391
                                                                             --------------   ---------------
     TOTAL EXPENSES......................................................          357,316           328,497
   Fees waived by the Adviser (Note 4)...................................         (145,018)               --
                                                                             --------------   ---------------
     NET EXPENSES........................................................          212,298           328,497
                                                                             --------------   --------------

NET INVESTMENT INCOME ...................................................        1,925,771           105,845
                                                                             --------------   --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions.........................          164,007         2,298,821
   Net change in unrealized appreciation/depreciation on investments.....         (248,560)        2,561,218
                                                                             --------------   ---------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ...............          (84,553)        4,860,039
                                                                             --------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................    $   1,841,218     $   4,965,884
                                                                             ==============   ===============

See accompanying notes to financial statements.


BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1996 and 1995


                                                                 SHORT/INTERMEDIATE TERM
                                                                      FIXED-INCOME FUND                 EQUITY FUND

                                                                     YEAR           YEAR            YEAR           YEAR
                                                                     ENDED          ENDED           ENDED          ENDED
                                                                   NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                                                                     1996           1995            1996           1995


FROM OPERATIONS:
   Net investment income.......................                  $  1,925,771    $  2,161,542    $   105,845    $   111,647
   Net realized gains from security transactions                      164,007         109,142      2,298,821      1,134,441
   Net change in unrealized appreciation/depreciation
     on investments............................                      (248,560)      2,531,772      2,561,218      3,708,141
                                                                 ------------   --------------  -------------  --------------
Net increase in net assets from operations.....                     1,841,218       4,802,456      4,965,884      4,954,229
                                                                 ------------   --------------  -------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income..................                    (1,925,771)     (2,161,542)      (118,157)       (97,033)
   From net realized gains from security transactions                    --              --       (1,134,441)      (835,887)
                                                                  ------------   --------------  -------------  --------------

Decrease in net assets from distributions to
   shareholders................................                    (1,925,771)     (2,161,542)    (1,252,598)      (932,920)
                                                                  ------------   --------------  -------------  --------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold...................                     4,540,639       5,618,482      2,369,871      3,006,767
   Net asset value of shares issued in reinvestment of
     distributions to shareholders.............                     1,615,646       1,847,043      1,235,320        920,285
   Payments for shares redeemed................                    (7,966,690)    (10,224,592)    (3,968,907)    (2,578,708)
                                                                 ------------   --------------  -------------  --------------

Net increase (decrease) in net assets
   from capital share transactions.............                    (1,810,405)     (2,759,067)      (363,716)     1,348,344
                                                                ------------   --------------  -------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS .........                    (1,894,958)       (118,153)     3,349,570      5,369,653

NET ASSETS:
   Beginning of year...........................                    35,271,509      35,389,662     24,190,552     18,820,899
                                                                ------------   --------------  -------------  --------------
   End of year.................................                  $ 33,376,551    $ 35,271,509    $27,540,122    $24,190,552
                                                                 ============  ==============  =============  ==============

UNDISTRIBUTED NET INVESTMENT INCOME ...........                 $         --   $          --     $    12,694    $    25,006
                                                                 ============  ==============  =============  ==============

See accompanying notes to financial statements.


BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS

                                                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                      YEAR        YEAR        YEAR         YEAR       YEAR
                                                      ENDED       ENDED       ENDED       ENDED       ENDED
                                                    NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,
                                                      1996        1995        1994        1993        1992


Net asset value at beginning of year............    $  10.73    $   9.94    $  10.77    $  10.49     $ 10.43
                                                  ----------   ---------   ----------   ---------  -----------

Income from investment operations:
   Net investment income........................        0.62        0.64        0.59        0.64        0.69
   Net realized and unrealized
     gains (losses) on investments..............       (0.04)       0.79       (0.79)       0.28        0.06
                                                  ----------   ---------   ----------   ---------  -----------
Total from investment operations................        0.58        1.43       (0.20)       0.92        0.75
                                                  ----------   ---------   ----------   ---------  -----------

Less distributions:
   Dividends from net investment income.........       (0.62)      (0.64)      (0.59)      (0.64)      (0.69)
   Distributions from net realized gains........          --          --       (0.04)         --          --
                                                  ----------   ---------   ----------   ---------  -----------
Total distributions.............................       (0.62)      (0.64)      (0.63)      (0.64)      (0.69)
                                                  ----------   ---------   ----------   ---------  -----------

Net asset value at end of year..................    $  10.69    $  10.73    $   9.94    $  10.77     $ 10.49
                                                  ==========   =========   ==========   =========  ===========

Total return....................................       5.65%      14.84%      (1.98%)      9.00%       7.38%
                                                  ==========   =========   ==========   =========  ===========

Net assets at end of year (000's)...............    $ 33,377    $ 35,272    $ 35,390     $43,272     $32,025
                                                  ==========   =========   ==========   =========  ===========

Ratio of expenses to average net assets(A) .....       0.65%       0.60%        0.50%       0.50%       0.50%

Ratio of net investment income to average net assets   5.90%       6.21%        5.67%       5.95%       6.50%

Portfolio turnover rate.........................         40%         39%          57%         29%         24%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.09%, 1.09%, 1.06%, 1.11% and 1.30% for the years ended November 30, 1996, 1995, 1994,
     1993, and 1992, respectively (Note 4).

See accompanying notes to financial statements.


BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
FINANCIAL HIGHLIGHTS

                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                      YEAR        YEAR        YEAR        YEAR        YEAR
                                                      ENDED       ENDED       ENDED       ENDED       ENDED
                                                    NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,    NOV. 30,
                                                      1996        1995        1994        1993        1992


Net asset value at beginning of year............    $  14.91    $  12.43    $  12.70    $  12.26     $ 10.85
                                                  ----------   ---------   ----------   ---------  -----------

Income from investment operations:
   Net investment income........................        0.06        0.07        0.06        0.09        0.12
   Net realized and unrealized
     gains on investments.......................        2.97        3.02        0.11        0.76        1.40
                                                  ----------   ---------   ----------   ---------  -----------
Total from investment operations................        3.03        3.09        0.17        0.85        1.52
                                                  ----------   ---------   ----------   ---------  -----------

Less distributions:
   Dividends from net investment income.........       (0.07)      (0.06)      (0.06)      (0.10)      (0.11)
   Distributions from net realized gains........       (0.69)      (0.55)      (0.38)      (0.31)         --
                                                  ----------   ---------   ----------   ---------  -----------
Total distributions.............................       (0.76)      (0.61)      (0.44)      (0.41)      (0.11)
                                                  ----------   ---------   ----------   ---------  -----------

Net asset value at end of year..................    $  17.18    $  14.91    $  12.43    $  12.70     $ 12.26
                                                  ==========   =========   ==========   =========  ===========

Total return....................................      21.27%      26.08%       1.35%       6.83%      14.39%
                                                  ==========   =========   ==========   =========  ===========

Net assets at end of year (000's)...............    $ 27,540    $ 24,191    $ 18,821    $ 19,150     $15,081
                                                  ==========   =========   ==========   =========  ===========

Ratio of expenses to average net assets(A) .....       1.30%       1.45%       1.50%       1.50%       1.50%

Ratio of net investment income to average net assets   0.42%       0.52%       0.51%       0.74%       1.05%

Portfolio turnover rate.........................         44%         42%         44%         45%         44%

Average commission rate ........................    $ 0.0490          --          --          --          --

(A) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.58% and 1.78% for the years ended November 30, 1993 and 1992, respectively.

See accompanying notes to financial statements.


BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS
November 30, 1996

      PAR                                                                                           MARKET
     VALUE     INVESTMENT SECURITIES-- 97.3%                                  RATE    MATURITY       VALUE


               U.S. TREASURY OBLIGATIONS -- 27.6%
 $  1,000,000  U.S. Treasury Notes.........................................  5.000%     1/31/98  $   994,375
      750,000  U.S. Treasury Notes.........................................  5.875     10/31/98      753,516
    1,250,000  U.S. Treasury Notes.........................................  6.250      5/31/00    1,269,141
    1,000,000  U.S. Treasury Notes.........................................  6.250      2/15/03    1,018,125
    2,000,000  U.S. Treasury Notes.........................................  5.750      8/15/03    1,979,376
    1,000,000  U.S. Treasury Notes.........................................  7.250      5/15/04    1,075,938
    1,000,000  U.S. Treasury Notes.........................................  7.500      2/15/05    1,094,375
    1,000,000  U.S. Treasury Notes.........................................  6.500      8/15/05    1,030,625
--------------                                                                                   ------------
 $  9,000,000  TOTAL U.S. TREASURY OBLIGATIONS
--------------       (Cost $9,102,310)......................................                      $ 9,215,471
                                                                                                 ------------

               U.S. GOVERNMENT AGENCY
               MORTGAGE-BACKED SECURITIES -- 39.5%
 $    176,439  Federal Home Loan Mortgage Corp. GOLD #M-13854..............  7.500%     5/01/97  $   177,333
      380,513  Federal Home Loan Mortgage Corp. GOLD #M-14868..............  7.500      8/01/97      382,442
      255,808  Federal Home Loan Mortgage Corp. GOLD #N-90875..............  7.500      2/01/99      261,003
       11,752  Government National Mortgage Assoc. #114468.................  9.500      7/15/99       12,218
      685,061  Federal Home Loan Mortgage Corp. GOLD #G-50274..............  7.500      6/01/00      697,194
       15,609  Federal Home Loan Mortgage Corp. GNOME #200068..............  8.000      3/01/02       16,039
       55,389  Federal National Mortgage Assoc. DWARF #51935...............  8.000      4/01/02       56,990
       26,393  Federal Home Loan Mortgage Corp. REMIC #1034-E..............  8.400      1/15/05       26,469
    1,000,000  Federal National Mortgage Assoc. REMIC #93-52E..............  6.000      4/25/05      998,040
       67,690  Federal Home Loan Mortgage Corp. #140094....................  7.500      5/01/05       68,609
      500,000  Federal Home Loan Mortgage Corp. REMIC #1404-D..............  6.800      1/15/06      509,599
       94,825  Federal National Mortgage Assoc. DWARF #50480...............  8.000      9/01/06       98,134
      700,000  Federal National Mortgage Assoc. REMIC #92-24H..............  7.500     11/25/06      722,490
      728,982  Government National Mortgage Assoc. #362109.................  9.000      9/15/08      770,898
      987,337  Federal National Mortgage Assoc. REMIC #93-4D...............  6.750     11/25/13      989,701
    1,500,000  Federal Home Loan Mortgage Corp. REMIC #1523-PE.............  6.000     10/15/15    1,495,924
    1,000,000  Federal National Mortgage Assoc. REMIC #93-20PE.............  5.900      5/25/16      993,539
    1,000,000  Federal Home Loan Mortgage Corp. REMIC #1522-C..............  6.000      8/15/16      998,660
    1,000,000  Federal National Mortgage Assoc. REMIC #94-29PE.............  6.000      5/25/18      993,332
       22,734  Government National Mortgage Assoc. #285639.................  9.000      2/15/20       24,362
    1,000,000  Federal Home Loan Mortgage Corp. REMIC #1699-C..............  6.200      2/15/24    1,002,230
      917,169  Federal National Mortgage Assoc. #250322....................  7.500      7/01/25      928,441
      936,050  Government National Mortgage Assoc. #410063.................  7.500      7/15/25      949,698
--------------                                                                                   ------------
 $ 13,061,751  TOTAL U.S. GOVERNMENT AGENCY
-------------- MORTGAGE-BACKED SECURITIES
                    (Cost $13,103,791).....................................                      $13,173,345
                                                                                                 ------------



SHORT/INTERMEDIATE TERM FIXED-INCOME FUND (continued)

      PAR                                                                                           MARKET
     VALUE     INVESTMENT SECURITIES-- 97.3%                                  RATE    MATURITY       VALUE


               OTHER MORTGAGE-BACKED SECURITIES -- 7.9%
 $    623,849  Advanta Home Equity Loan Trust #92-1A.......................  7.875%     9/25/08  $   643,671
    1,000,000  CMC Securities Corp. III #94-B..............................  6.000      2/25/09      991,600
    1,000,000  Bear Stearns Mortgage Securities, Inc. #96-3-A2.............  7.240      6/25/27    1,009,040
--------------                                                                                   ------------
 $  2,623,849  TOTAL OTHER MORTGAGE-BACKED SECURITIES
--------------      (Cost $2,615,132) .....................................                      $ 2,644,311
                                                                                                 ------------

               ASSET-BACKED SECURITIES -- 4.0%
 $    266,112  Nissan Auto Receivables Trust #1994-A.......................  6.450%     9/15/99  $   267,945
    1,000,000  Circuit City Credit Card Master Trust #1994-2A..............  8.000     11/15/99    1,053,155
--------------                                                                                   ------------
 $  1,266,112  TOTAL ASSET-BACKED SECURITIES
--------------      (Cost $1,263,955)......................................                      $ 1,321,100
                                                                                                 ------------

               CORPORATE BONDS -- 18.3%
 $    700,000  General Motors Acceptance Corp. Medium Term Notes...........  7.600%     1/09/97  $   701,505
      200,000  Sears Roebuck & Co. Medium Term Notes.......................  7.440      1/15/97      200,466
      100,000  Champion International Corp.................................  9.800      2/01/98      104,255
    1,000,000  Smith Barney................................................  5.500      1/15/99      990,058
    1,000,000  Lehman Brothers, Inc........................................  6.125      2/01/01      984,931
    1,000,000  Ford Motor Credit Corp. Medium Term Notes...................  5.900      2/23/01      986,297
    1,000,000  Quebec Province.............................................  8.800      4/15/03    1,122,120
    1,000,000  Citicorp....................................................  7.125      5/15/06    1,027,152
--------------                                                                                   ------------
 $  6,000,000  TOTAL CORPORATE BONDS
--------------      (Cost $5,948,265)......................................                      $ 6,116,784
                                                                                                 ------------

 $ 31,951,712  TOTAL INVESTMENTS AT VALUE
==============      (Cost $32,033,453) ....................................                      $32,471,011
                                                                                                 ------------


     FACE                                                                                           MARKET
    AMOUNT     REPURCHASE AGREEMENTS(1)-- 1.9%                                                       VALUE


 $    642,000  Fifth Third Bank, 5.00%, dated 11/29/96, due 12/02/96,
--------------      repurchase proceeds $642,268..............................................   $   642,000
                                                                                                 ------------

 $    642,000  TOTAL REPURCHASE AGREEMENTS ...................................................   $   642,000
==============                                                                                   ------------

               TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.2% ..................   $33,113,011

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.8% ..................................       263,540
                                                                                                 ------------

               NET ASSETS-- 100.0% ...........................................................   $33,376,551
                                                                                                 ============

(1)      Repurchase agreements are fully collateralized by U.S. Government obligations.

DWARF -- A 15-year mortgage pool issued by FNMA. REMIC -- Real Estate Mortgage Investment Conduit.
GNOME -- A 15-year mortgage pool issued by FHLMC. GOLD -- A 30-year mortgage pool issued by FHLMC with a shorter coupon payment delay period.

See accompanying notes to financial statements.


BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
PORTFOLIO OF INVESTMENTS
November 30, 1996

                                                                                                     MARKET
COMMON STOCK -- 96.4%                                                             SHARES             VALUE


FINANCIAL AND INSURANCE -- 12.3%
American Express Co......................................................           13,500     $     705,375
American International Group.............................................            5,750           661,250
Federal National Mortgage Assoc..........................................           22,700           936,375
General Re Corp..........................................................            2,500           421,875
J.P. Morgan & Company, Inc...............................................            7,000           660,625
                                                                                              ---------------
                                                                                               $   3,385,500
                                                                                              ---------------
HEALTH CARE -- 10.7%
Abbot Laboratories.......................................................           16,500     $     919,875
Merck & Co., Inc.........................................................            7,000           581,000
Physicians Health Services Class A*......................................            5,100            76,500
Schering-Plough Corp.....................................................            7,200           513,000
Smithkline Beecham PLC-ADR...............................................           12,400           854,050
                                                                                              ---------------
                                                                                               $   2,944,425
                                                                                              ---------------
INDUSTRIAL -- 10.3%
AlliedSignal, Inc........................................................            8,000     $     586,000
Illinois Tool Works, Inc.................................................            7,000           600,250
Thermo Electron Corp.*...................................................           25,500           924,375
York International Corp..................................................           14,000           735,000
                                                                                              ---------------
                                                                                               $   2,845,625
                                                                                              ---------------
ENERGY AND RESOURCES -- 10.0%
Amoco Corp...............................................................            6,500     $     504,563
Mobil Corp...............................................................            5,000           605,000
Noble Affiliates, Inc....................................................            5,500           259,187
PanEnergy Corp...........................................................           18,000           792,000
Royal Dutch Petroleum Co.................................................            3,500           594,563
                                                                                              ---------------
                                                                                               $   2,755,313
                                                                                              ---------------
TELECOMMUNICATIONS -- 8.0%
AT&T Corp................................................................           18,700     $     733,975
Airtouch Communications, Inc.*...........................................           29,900           766,188
Cabletron Systems, Inc.*.................................................           13,000           524,875
ECI Telecommunications, Ltd..............................................            8,100           162,000
                                                                                              ---------------
                                                                                               $   2,187,038
                                                                                              ---------------
HOUSEHOLD PRODUCTS -- 7.6%
Colgate-Palmolive Co.....................................................            5,500     $     509,437
Gillette Co..............................................................            7,000           516,250
International Flavors & Fragrances, Inc..................................           11,000           500,500
Tupperware Corp..........................................................           10,500           556,500
                                                                                              ---------------
                                                                                               $   2,082,687
                                                                                              ---------------



EQUITY FUND (continued)

                                                                                                     MARKET
COMMON STOCK -- 96.4%                                                             SHARES             VALUE


COMPUTER SYSTEMS AND SOFTWARE -- 5.7%
Adobe Systems, Inc.......................................................           12,600     $     497,700
Sequent Computer Systems, Inc.*..........................................           31,000           523,125
VeriFone, Inc.*..........................................................           16,500           556,875
                                                                                              ---------------
                                                                                               $   1,577,700
                                                                                              ---------------
ELECTRICAL EQUIPMENT -- 4.9%
General Electric Co......................................................            4,000     $     416,000
Molex, Inc. Class A......................................................           26,312           927,498
                                                                                              ---------------
                                                                                               $   1,343,498
                                                                                              ---------------
BASIC AND SPECIALTY CHEMICALS -- 4.3%
Avery-Dennison Corp......................................................            8,000     $     565,000
Ecolab, Inc..............................................................           11,600           450,950
Great Lakes Chemical Co..................................................            3,000           160,875
                                                                                              ---------------
                                                                                               $   1,176,825
                                                                                              ---------------
RETAILING -- 3.5%
AutoZone, Inc.*..........................................................           19,500     $     480,187
Price/Costco, Inc.*......................................................           21,000           488,250
                                                                                              ---------------
                                                                                               $     968,437
                                                                                              ---------------
FOOD AND BEVERAGES -- 3.4%
PepsiCo, Inc.............................................................           14,300     $     427,212
Sysco Corp...............................................................           15,000           511,875
                                                                                              ---------------
                                                                                               $     939,087
                                                                                              ---------------
UTILITIES-TELEPHONE -- 3.1%
BellSouth Corp...........................................................            6,600     $     266,475
GTE Corp.................................................................           13,000           583,375
                                                                                              ---------------
                                                                                               $     849,850
                                                                                              ---------------
LEISURE TIME -- 2.2%
The Walt Disney Co.......................................................            4,000     $     295,000
Viacom, Inc. Class B*....................................................            8,000           302,000
                                                                                              ---------------
                                                                                               $     597,000
                                                                                              ---------------
ELECTRONICS -- 2.0%
Motorola, Inc............................................................           10,000     $     553,750
                                                                                              ---------------

CONTAINERS -- 1.8%
Sonoco Products Co.......................................................           18,500     $     504,125
                                                                                              ---------------

TRUCKING & LEASING -- 1.5%
Landstar System, Inc.*...................................................           17,400     $     400,200
                                                                                              ---------------

PAPER AND FOREST PRODUCTS -- 1.5%
Willamette Industries, Inc...............................................            6,000     $     408,000
                                                                                              ---------------

AEROSPACE/DEFENSE -- 1.4%
Boeing Co................................................................            4,000     $     397,500
                                                                                              ---------------



EQUITY FUND (continued)

                                                                                                     MARKET
COMMON STOCK -- 96.4%                                                             SHARES             VALUE


UTILITIES-ELECTRIC -- 1.2%
Montana Power Co.........................................................           16,000     $     344,000
                                                                                              ---------------

ELECTRONICS/SEMICONDUCTORS -- 1.0%
Intel Corp...............................................................            2,200     $     279,125
                                                                                              ---------------

TOTAL COMMON STOCK
     (Cost $19,040,386)..................................................                      $  26,539,685
                                                                                              ---------------


                                                                                  FACE               MARKET
REPURCHASE AGREEMENTS(1) -- 3.4%                                                  AMOUNT             VALUE


Fifth Third Bank, 5.00%, dated 11/29/96, due 12/02/96,
     repurchase proceeds $931,388........................................    $     931,000     $     931,000
                                                                             --------------   ---------------
TOTAL REPURCHASE AGREEMENTS .............................................    $     931,000     $     931,000
                                                                             ==============   ---------------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.8% ............                      $  27,470,685

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% ............................                             69,437
                                                                                              ---------------

NET ASSETS-- 100.0% .....................................................                      $  27,540,122
                                                                                              ===============

* Non-income producing securities.

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.


BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
November 30, 1996

1.   ORGANIZATION

Brundage, Story and Rose Investment Trust (the Trust) was organized as an Ohio business trust on October 1, 1990. The Trust offers two series of shares to investors: the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund (collectively, the Funds). The Trust commenced operations on December 3, 1990, when Brundage, Story and Rose, LLC (the Adviser) purchased the initial 5,000 shares of each Fund at $10 per share. The public offering of shares commenced on January 2, 1991.

The Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (the Bond Fund) seeks to provide a higher and more stable level of income than a money market fund with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities. The Bond Fund invests primarily in short and intermediate-term fixed-income securities.

The Brundage, Story and Rose Equity Fund (the Equity Fund) seeks to provide protection and enhancement of capital, current income and growth of income. The Equity Fund invests primarily in common stocks and securities convertible into common stock.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities listed on stock exchanges and securities traded in the over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. U.S. Government and agency obligations, asset-backed securities and corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued at an estimated fair value obtained from an independent pricing service based upon such factors as maturity, coupon, issuer and type of security. If market quotations are not readily available, securities may be valued at fair value as determined in good faith by the Adviser consistent with procedures established by the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. Each Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Funds' custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted/amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income for the Bond Fund are declared daily and paid monthly. Dividends arising from net investment income for the Equity Fund are declared and paid quarterly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis -- The Bond Fund frequently trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in mortgage-backed and asset-backed securities transactions. Securities purchased on a TBA basis are recorded on the trade date, however, they are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of November 30, 1996:


                                                               BOND            EQUITY
                                                               FUND             FUND


Gross unrealized appreciation.........................   $     543,250     $   7,821,106
Gross unrealized depreciation.........................        (105,692)         (321,807)
                                                         --------------   ---------------
Net unrealized appreciation...........................   $     437,558     $   7,499,299
                                                         ==============   ===============
Federal income tax cost...............................   $  32,033,453     $  19,040,386
                                                         ==============   ===============



As of November 30, 1996, the Bond Fund had a capital loss carryforward of $349,216 for federal income tax purposes, which expires on November 30, 2002. This capital loss carryforward may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

3.  INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $12,782,462 and $14,422,361, respectively, for the Bond Fund and $10,925,003 and $12,556,961, respectively, for the Equity Fund during the year ended November 30, 1996.

4.  TRANSACTIONS WITH AFFILIATES

Certain Trustees and officers of the Trust are principals of the Adviser. Certain officers of the Trust are officers of MGF Service Corp. (MGF), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, and of Midwest Group Financial Services, Inc., the exclusive underwriter of the Funds' shares.

At November 30, 1996, the Adviser, principals of the Adviser and certain employee benefit plans of the Adviser collectively owned 16% and 34% of the shares of beneficial interest outstanding of the Bond Fund and the Equity Fund, respectively.

ADVISORY AGREEMENT

Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Bond Fund and the Equity Fund each pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% and 0.65%, respectively, of average daily net assets.

In order to reduce the operating expenses of the Bond Fund, the Adviser voluntarily waived $145,018 of its investment advisory fees during the year ended November 30, 1996.

ADMINISTRATIVE SERVICES AGREEMENT

Under the terms of the Administrative Services Agreement with the Trust, MGF supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. MGF supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, MGF receives a monthly fee based on each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, MGF receives a monthly fee based on the number of shareholder accounts in each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement with the Trust, MGF calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, MGF receives a monthly fee from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by MGF in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION

The Trust has a plan of distribution (the Plan) under which each Fund may incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

5.  CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares sold and redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended November 30, 1996 and 1995:



                                                            BOND FUND                     EQUITY FUND
                                                       YEAR           YEAR            YEAR           YEAR
                                                       ENDED          ENDED           ENDED          ENDED
                                                   NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                                                       1996           1995            1996           1995


Shares sold....................................        430,192         540,529        157,706        228,968
Shares issued in reinvestment
   of distributions to shareholders............        152,952         177,844         85,211        76,457
Shares redeemed................................       (748,745)       (991,151)      (262,040)     (197,103)
                                                  ------------   --------------  -------------  --------------
Net increase (decrease) in shares outstanding         (165,601)       (272,778)       (19,123)       108,322
Shares outstanding, beginning of year..........      3,288,115       3,560,893      1,621,993      1,513,671
                                                  ------------   --------------  -------------  --------------

Shares outstanding, end of year................      3,122,514       3,288,115      1,602,870      1,621,993
                                                  ============   ==============  =============  ==============


Report of Independent Public Accountants

To the Shareholders and Board of Trustees of the Brundage, Story and Rose Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund (formerly the Brundage, Story and Rose Growth & Income Fund) of the Brundage, Story and Rose Investment Trust (an Ohio business trust), including the portfolios of investments, as of November 30, 1996, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund of the Brundage, Story and Rose Investment Trust as of November 30, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

Cincinnati, Ohio,
December 30, 1996